Exhibit 3.1

Delaware
The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "VERSO PAPER HOLDINGS LLC" AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE SIXTH DAY OF JUNE, A.D. 2006, AT 3:30 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "CMP FINANCE HOLDINGS LLC" TO "VERSO PAPER LLC", FILED THE THIRTEENTH DAY OF JUNE, A.D. 2006, AT 5:18 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VERSO PAPER LLC" TO "VERSO PAPER HOLDINGS, LLC", FILED THE TWENTY-THIRD DAY OF JUNE, A.D. 2006, AT 10:01 O'CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "VERSO PAPER HOLDINGS, LLC" TO "VERSO PAPER HOLDINGS LLC", FILED THE TWENTY-SIXTH DAY OF JUNE, A.D. 2006, AT 5:50 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, "VERSO PAPER HOLDINGS LLC".

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

AUTHENTICATION: 5625066

DATE: 04-25-07

State of Delaware Secretary of State Division of Corporations Delivered 03:55 PM 06/06/2006 FILED 03:30 PM 06/06/2006 SRV 060546406 - 4170453 FILE

CERTIFICATE OF FORMATION
OF
CMP FINANCE HOLDINGS LLC

This Certificate of Formation of CMP FINANCE HOLDINGS LLC (the "I.LC"), dated as of June 6, 2006, is being duly executed and filed by Matthew Norgard, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et.seq.).

FIRST: The name of the limited liability company farmed hereby is CMP FINANCE HOLDINGS LLC.

SECOND: The address of the registered office of the LLC in the State of Delaware is c/o National Corporate Research, LTD., 615 South DuPont Highway, Dover, County of Kent, 19901.

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is National Corporate Research, LTD., 615 South DuPont Highway, Dover, County of Kent, 19901.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

/s/ Matthew Norgard
Matthew Norgard
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 05:19 PM 06/I3/2006 FILED 05:18 PM 06/13/2006 SRV 060571361 - 4170453 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:

CMP FINANCE HOLDINGS LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the LLC is now Verso Paper LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 13th day of June, A.D. 2006.

By:	/s/ Matthew Norgard
Authorized Person(s)

Name:	Matthew Norgard
Print or Type

State of Delaware Secretary of State Division of Corporations Delivered 10:05 AM 06/23/2006 FILED 10:01 AM 06/23/2006 SRV 060604910 - 4170453 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:

VERSO PAPER LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

"FIRST: The name of the limited liability company formed hereby is VERSO PAPER HOLDINGS, LLC."

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 23rd day of June, 2006.

By:	/s/ Daniel Vazquez

Name:	Daniel Vazquez
Title:	Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 06:20 PM 06/26/2006 FILED 05:50 PM 06/26/2006 SRV 060613315 - 4170453 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company:

VERSO PAPER HOLDINGS, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

"FIRST: The name of the limited liability company formed hereby is VERSO PAPER HOLDINGS, LLC."

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 26th day of June, 2006.

By:	/s/ Daniel Vazquez

Name:	Daniel Vazquez
Title:	Authorized Person